UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System.
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

MOATXInvestor Shares
  CASTXClass C

For Investors Seeking Long-Term Capital Appreciation

Annual Report
June 30, 2013

Dear Fellow Shareholders:

The investment process for the Castle Focus Fund (the “Fund”) is built around the concept of “looking down before looking up.” What we mean by this is that we first seek to understand the risk of loss when considering a new position. Once we feel comfortable with the potential downside of an investment, only then do we begin to analyze the potential gain. This emphasis on risk first and return second is a core principle of our strategy and one that market-chasing investors can dismiss, reject or forget when markets levitate. As value investors, the fact that our conservative approach is currently out of favor gives us considerable pause with regard to today's equity prices.

We continue to search for well-managed companies trading at prices that incorporate a significant margin of safety. With markets moving up, these buying opportunities have become more and more scarce over the past year. In the absence of these “obvious bargains” we are content to be patient and to wait for “Mr. Market” to be in a selling mood. Our cash position in the Fund increased from 18.29% at the start of the year to 28.77% as of June 30, 2013.

We remain focused on producing strong absolute returns over a full market cycle. Since starting the Fund three years ago, we have produced an average annual return of 9.19% for the Investor Class Shares (Class C Shares produced an average annual return of 8.13% during the same period). In absolute terms, a return of 9.19% is something we are not embarrassed about. However, investors who focus on relative returns may choose to feel sorry for us as we lagged our full-beta benchmark (The S&P 500® Index) by an average of 9.26 percentage points over the past three years.

At a broad level, the Fund's performance over the past year can be summarized as follows: The equity market moved up, gold moved down, and holders of cash waited for buying opportunities that never fully materialized. Relative to our benchmark we have lower exposure to equities, higher exposure to gold, and hold more cash. As such, the Fund advanced 7.57% while the benchmark was up 20.60% for the year ended June 30, 2013.

We want our shareholders to know that we continue to be focused on absolute returns. Our approach when managing the Fund is to do our best to avoid losses and to attempt to participate sensibly when markets move up. Our job is to compound shareholder capital and we will pursue that goal whether our strategy is in favor or out of favor.

Kind Regards,

Caeli Andrews                                         Andrew Welle
Co-Founder, Managing Director                 Co-Founder, Managing Director
Castle Investment Management                Castle Investment Management

2013 Annual Report 1

Dear Castle Focus Fund Shareholder:

We are pleased to report the results of our third full year as sub-advisor to the Castle Focus Fund (the “Fund”). For the fiscal year ended June 30, 2013, the Investor Class Shares returned 7.57% (Class C Shares returned 6.50%) .

There were three primary contributing factors to the Fund's one-year performance relative to its benchmark, the S&P 500® Index:

1) Many of the Fund’s healthcare-related holdings performed well over the past year. Novartis AG was the Fund's top equity holding at the start of the year. We saw its stock price increase from $55.90 on June 29, 2012 to a closing price of $70.71 on June 28, 2013. This 26.5% increase in price did not include the dividends the Fund collected over the last twelve months. Other healthcare-related holdings such as Johnson & Johnson (12 month price increase of 27.1%), Medtronic (12 month price increase of 32.9%), and Becton, Dickinson & Co. (12 month price increase of 32.2%) positively contributed to the Fund's performance. Like Novartis, these holdings also paid dividends to the Fund over the past year.

2) The Fund held a sizable position in cash and cash equivalents ("cash") throughout the year. As of June 30, 2013 we held 28.77% in cash. Cash can limit volatility in both upward- and downward-moving markets. As the market advanced strongly over the past 12 months - moving up in 10 of the last 12 months - our cash position held us back from participating more fully in the market's advance.

3) The Fund held several positions in gold-related holdings (“Gold”) which moved down in price significantly during the last twelve months. Our fiscal year began with the price of physical gold at roughly $1600/oz, it then moved up to approximately $1800/oz, and then dropped significantly and closed the Fund's fiscal year just above $1200/oz. Throughout the year, we owned three gold related holdings -- the Sprott Physical Gold Trust, Franco-Nevada Corporation, and Newmont Mining Corporation. The prices of these three holdings tend to move in conjunction with the price of physical gold. The combination of our gold-related holdings equaled 7.33% of Fund assets at fiscal year end, making it a significant position for us.

These two holdings -- Cash and Gold -- have represented major holdings of the Fund over the past three years.

Our position in cash is not a “macro call” on the overall economy or market. Rather it is an outcome of our investment process in which we commit to investing in companies at what we believe to be attractively discounted entry prices. In the absence of these “obvious bargains”, we are content to allow our cash position to grow. Cash gives us the ability to take advantage of lower prices when the market pulls back. Over the last year there have not been any considerable pullbacks in the market, in fact it has steadily moved upward. Holding cash is not ideal and we would like to be fully invested -- but we remain committed to our discipline and will only take on a position at what we believe to be the right entry price. We are patient investors and will give up some of the upside of an upward moving market in order to retain the optionality of having a significant cash stake when markets do move down.

We view our gold as a currency / store of wealth that cannot be manipulated by policy makers. The Federal Reserve has continued the policy of quantitative easing (QE) which presently equates to the purchase of $85 billion in U.S. government debt every month. Further, the Japanese are now significantly increasing their money supply in an attempt to jump start their economy while Europe hovers on the edge of a recession for some coun-

2013 Annual Report 2

tries and a depression for other European countries. All of this is occurring while the European Central Bank vows to do whatever is necessary to ensure the integrity of European monetary unity. Given such extraordinary central bank activity, we contend an allocation to gold is a responsible way to ensure preservation of wealth. Consider us strongly skeptical that QE really works, but sentiment often trumps fundamentals in the short term.

We strive to participate sensibly when markets move up, and to lose less when markets move down. We believe that we did participate sensibly over the past twelve months as the Investor Class Shares advanced 7.57% while the S&P 500® Index returned 20.60% . "Sensibly" is the key operating word, as we believe this rally is largely due to the Federal Reserve's QE policy which has effectively printed trillions of dollars since the financial crisis began, and arguably inflated a host of asset prices including the stock market. Given the magnitude of QE and the possibility of unintended consequences, we acknowledge that this rally could go on for some time, or end tomorrow.

We recently read a story (5/8/13) in the Wall Street Journal about pension funds investing in new-construction, high-end commercial real estate projects. These pension funds are investing alongside private-equity firms in projects like the Baccarat Hotel & Residences in Midtown Manhattan across from the Museum of Modern Art. The development will cost $400 million and the developers are planning on selling condominiums for up to $60 million apiece. Every unit will have a Baccarat crystal chandelier. One suspects how this might end……but as a chief investment officer for a state educational retirement board was quoted as saying in the article, "Pension funds have to take more risk to get double-digit returns." We believe that when markets approach peaks, investors grow complacent and turn a blind eye to potential risks. They see only opportunity and fear missing out on the expected future gains.

We beg to differ. We see a growing set of risks.

We find today's investment landscape interesting in that participants making money in the equity markets are attributing their results to skill rather than luck. Everyone knows the Federal Reserve's QE program buys $85 billion worth of bonds and mortgage backed securities every month. To us, the connection to market performance is clear. To put this figure in better perspective, $85 billion equals the combined annual profits of Exxon Mobil and Apple. Further, the twenty largest companies by market capitalization in the S&P 500® Index generate annual profits of $323 billion, or a little less than four months of QE under the current program's pace of monetizing debt. Meaning, the combined annual profit output of millions of workers engaged at these twenty companies with billions of invested capital (which constitute 34% of the entire U.S. equity market's capitalization) are the equivalent of less than four months of Federal Reserve QE. With so much liquidity entering the market, we believe that stock market participants are confusing investment skill with luck. With few exceptions, fundamental analysis has been replaced by the daily headlines emanating from central bankers around the world. At some point in time this will change as investors will contemplate what will happen when liquidity is no longer entering the market. While it often appears that financial markets have short memories, we believe that markets will eventually correctly discount future events.

Over the past eighteen months, any move lower in the markets has been quick and orderly. Maybe that is what concerns us most. Few investors are fearful because there is so much calm in the markets. But that calm can quickly turn into anxiety, which can quickly turn into all-out panic. Because it has taken years to inject so much liquidity, any disorderly unwinding of this liquidity has the potential to quickly become a panic--a financial risk that no investor should underestimate.

2013 Annual Report 3

History consistently demonstrates that profit margins are cyclical and eventually revert to the mean. Or, as James Montier, a strategist with money management company GMO, simply put it: "What goes up must come down." Not surprisingly, elevated profit margins that eventually revert to the mean could have negative consequences for equity markets. Lower profit margins will likely lead to a much lower stock market, even if the economy were to gradually improve and the market's price/earnings ratio to remain constant.

Per James Montier, the average profit margin between 1926 and 1999 was 4.9% - less than half the current profit margin. GMO projects that profit margins will only partially revert to the mean over the next seven years - a simple assumption that could be the single biggest factor from preventing the stock market from producing any real return over this time period. Wall Street, of course, asserts that record-high profit margins will continue to expand as technological innovations have increased productivity and thereby lowered labor costs. By contrast, we favor arguments that link record high profit margins with record high government fiscal deficits and an absence of personal savings.

We also believe that low interest rates have served as a major force in propelling stock markets higher. Regrettably for Wall Street, the Federal Reserve cannot lower interest rates below zero, so this tailwind is perhaps finally approaching the end of its thirty year positive contribution to stock market valuations. According to Ibbotson Associates, from 1926 to 1999, the yield on 20-year U.S. Treasuries averaged 5.30% . The 20-year Treasury currently yields 2.67%, up from 2.1% one year ago.

Since 1900 the mean P/E ratio of the S&P 500® Index has been 16. The P/E ratio peaked at 44 during the technology dot.com bust and has been reverting to the mean over the past thirteen years with the exception of the 2008 financial crisis. Disappointingly, no secular equity bear market since 1900 ended until after the Index's P/E ratio hit a range from 6 to 8. We fail to see a good reason to believe that this time will be any different. The S&P 500® Index P/E ratio has been in a downward trend since 2000 but still has a long way to go to reach the range of valuations at which secular bear markets end.

If P/E ratios, long-term interest rates and profit margins revert to the mean, how will an investor position their portfolio? Sir John Templeton said that "The four most dangerous words in investing are 'This time it's different.'" As we unequivocally believe that this time it is NOT different, we accept as true the inevitability of mean reversion - a simple statement which has enormous implications.

Have investors relied on skill or luck to navigate the market's 135% rise since the March 2009 low? Margin of safety, intrinsic value, return on invested capital, patience for entry price, and disciplined sell strategy are all components of a skill set we employ. We invest based on value rather than speculate on price because we control our skill set when determining value. As speculators hope they get lucky with prices, we suggest hope is not an investment strategy - because investing, when it looks the easiest, is at its hardest.

Kind Regards,

Robert J. Mark                                       Larry J. Redell
Portfolio Manager                                   St. James Investment Company
St. James Investment Company

2013 Annual Report 4

CASTLE FOCUS FUND (Unaudited)

CASTLE FOCUS FUND PERFORMANCE INFORMATION

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2013.

		Since
	1 Year(A)	Inception(A)
Investor Shares	7.57%	9.19%
CLASS C (without CDSC)**	6.50%	8.13%
CLASS C (with CDSC)**	5.50%	8.13%
S&P 500 Index (B)	20.60%	18.45%

The Fund's Total Annual Operating Expense Ratios (from October 29, 2012 Prospectus):
Investor Shares – Gross 1.62%, Net 1.39%; Class C – Gross 2.62%, Net 2.39%

The Annual Operating Expense Ratios reported above will not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Fund, and (b) the Annual Operating Expense Ratios were reported based on the contractual waiver of Service Fees which went effective November 1, 2011 and do not reflect the contractual waiver which went into effect October 29, 2012. For information regarding the contractual waiver of the Service Fees, please see Note 4 in the Notes to the Financial Statements.

(A) Since Inception and 1 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Castle Focus Fund commenced operations on July 1, 2010.

(B) The S&P 500 Index is an unmanaged index comprised of the stocks of large capitalization issues in the United States and it is considered representative of the U.S. equity markets as a whole.

** Class C shares of the Fund are offered at their NAV without sales charge. However, Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within one year of the original purchase date. No CDSC will be charged if redeemed after one year of the purchase date.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-877-743-7820. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2013 Annual Report 5

CASTLE FOCUS FUND (Unaudited)

                                                   Castle Focus Fund
                                  by Sectors (as a percentage of Net Assets)

                   *Net Cash represents cash equivalents and other assets less liabilities.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines

The Adviser is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge by calling 1-877-743-7820. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-743-7820. This information is also available on the SEC’s website at http://www.sec.gov.

2013 Annual Report 6

Disclosure of Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent, and IRA accounts will be charged an $8.00 annual maintenance fee. Additionally, if Fund shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. Class C shares may be charged a contingent deferred sales charge (“CDSC”) of 1% on shares redeemed within one year of purchase. When applicable, such CDSC would be in addition to the above stated redemption fee for a maximum charge of 3%.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, CDSC, or the charges assessed by Mutual Shareholder Services, LLC as described above. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Investor Shares
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2013
	January 1, 2013	June 30, 2013	to June 30, 2013

Actual	$1,000.00	$1,064.70	$6.91

Hypothetical	$1,000.00	$1,018.10	$6.76
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.35% for Investor Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Class C
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2013
	January 1, 2013	June 30, 2013	to June 30, 2013

Actual	$1,000.00	$1,059.77	$12.00

Hypothetical	$1,000.00	$1,013.14	$11.73
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 2.35% for Class C, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2013 Annual Report 7

Castle Focus Fund

		Schedule of Investments
		June 30, 2013
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Arrangement of Transportation of Freight & Cargo
77,000	Expeditors International of Washington, Inc.	$2,929,080	2.76%
Business Services, NEC
260,000	Western Union Co.	4,448,600	4.19%
Computer Storage Devices
70,000	EMC Corporation	1,653,400	1.56%
Crude Petroleum & Natural Gas
63,000	Apache Corporation	5,281,290	4.98%
Electric & Other Services Combined
90,000	Exelon Corp.	2,779,200	2.62%
Electromedical & Electrotherapeutic Apparatus
65,000	Medtronic, Inc.	3,345,550	3.15%
Engineering, Accounting, Research, Management
100,000	Paychex Inc.	3,651,000	3.44%
Fire, Marine & Casualty Insurance
85,000	W.R. Berkley Corporation	3,473,100	3.27%
Gold and Silver Ores
57,000	Franco-Nevada Corporation (Canada)	2,038,890	1.92%
Groceries & Related Products
130,000	Sysco Corp.	4,440,800	4.19%
Malt Beverages
100,000	Molson Coors Brewing Company Class B	4,786,000	4.51%
Natural Gas Transmission & Distribution
115,000	Spectra Energy Corp.	3,962,900	3.74%
Pharmaceutical Preparations
25,000	Johnson & Johnson	2,146,500
53,000	Novartis AG **	3,747,630
		5,894,130	5.56%
Prepackaged Software
123,000	Microsoft Corporation	4,249,035	4.01%
Pumps & Pumping Equipment
50,000	Xylem Inc.	1,347,000	1.27%
Retail - Drug Stores and Proprietary Stores
60,000	CVS Caremark Corporation	3,430,800	3.23%
Savings Institution, Federally Chartered
190,000	People’s United Financial, Inc.	2,831,000	2.67%
Services - Prepackaged Software
43,000	Check Point Software Technologies Ltd. (Israel) *	2,136,240	2.01%
Surgical & Medical Instruments & Apparatus
32,000	Becton, Dickinson and Company	3,162,560	2.98%
Telephone Communications (No Radiotelephone)
422,000	France Telecom **	3,987,900	3.76%
Total for Common Stocks (Cost - $60,621,054)		69,828,475	65.82%
CLOSED - END FUNDS
560,000	Sprott Physical Gold Trust * (Canada)	5,734,400	5.41%
(Cost - $7,837,831)

* Non-Income Producing Security. ** ADR - American Depository Receipt. The accompanying notes are an integral part of these financial statements.

2013 Annual Report 8

Castle Focus Fund

	Schedule of Investments
	June 30, 2013
Shares/Principal Amount	Fair Value	% of Net Assets
MONEY MARKET FUNDS
30,349,954 Invesco Short Term Investments Treasury Portfolio 0.02% ***	$30,349,954	28.60%
(Cost - $30,349,954)
Total Investments	105,912,829	99.83%
(Cost - $98,808,839)
Other Assets in Excess of Liabilities	177,069	0.17%
Net Assets	$106,089,898	100.00%

*** Variable Rate Security; The Yield Rate shown represents the 7-day yield at June 30, 2013. The accompanying notes are an integral part of these financial statements.

2013 Annual Report 9

Castle Focus Fund

Statement of Assets and Liabilities
June 30, 2013

Assets:
Investment Securities at Fair Value	$105,912,829
(Cost - $98,808,839)
Receivables:
Dividends and Interest	72,652
Shareholder Purchases	443,468
Total Assets	106,428,949
Liabilities:
Payable for Shareholder Redemptions	201,987
Accrued Advisory Fees	87,082
Accrued Service Fees	30,478
Accrued Distribution and Service (12b-1) Fees	19,504
Total Liabilities	339,051
Net Assets	$106,089,898
Net Assets Consist of:
Paid In Capital	96,870,514
Accumulated Undistributed Net Investment Income	284,729
Accumulated Undistributed Realized Gain on Investments - Net	1,830,665
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	7,103,990
Net Assets	$106,089,898

Investor Shares
Net Assets	$98,960,757
Shares of beneficial interest outstanding
(Unlimited number of shares authorized without par value)	5,275,897
Net Asset Value and Offering Price Per Share	$18.76
Minimum Redemption Price Per Share ($18.76x0.98)*	$18.38

Class C
Net Assets	$7,129,141
Shares of beneficial interest outstanding
(Unlimited number of shares authorized without par value)	386,625
Net Asset Value and Offering Price Per Share	$18.44
Minimum Redemption Price Per Share with CDSC fee ($18.44x0.99)**	$18.26
Minimum Redemption Price Per Share ($18.44x0.98)*	$18.07

* Reflects a 2% redemption fee if shares are redeemed within 90 days of purchase.
** A contingent deferred sales charge ("CDSC") of 1% may be charged on shares redeemed within one year of purchase. Redemption price per share is equal to net asset value less any redemption and/or CDSC fees.
Additionally, a 2% redemption fee may be applied if shares are redeemed within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

2013 Annual Report 10

Castle Focus Fund

Statement of Operations
For the fiscal year ended June 30, 2013

Investment Income:
Dividends (Net of foreign withholding tax and fees of $167,332)	$2,407,998
Interest	5,269
Total Investment Income	2,413,267
Expenses:
Advisory Fees	1,067,806
Service Fees	619,328
Distribution and Service (12b-1) Fees - Class C	77,223
Total Expenses	1,764,357
Less: Expenses Waived	(220,373)
Net Expenses	1,543,984
Net Investment Income	869,283
Realized and Unrealized Gain/(Loss) on Investments:
Realized Gain on Investments	2,895,539
Change In Unrealized Appreciation on Investments	3,958,267
Net Realized and Unrealized Gain on Investments	6,853,806

Net Increase in Net Assets from Operations	$7,723,089

The accompanying notes are an integral part of these financial statements.

2013 Annual Report 11

Castle Focus Fund

Statements of Changes in Net Assets
	7/1/2012	7/1/2011
	to	to
	6/30/2013	6/30/2012
From Operations:
Net Investment Income	$869,283	$543,039
Net Realized Gain on Investments	2,895,539	1,187,811
Change in Net Unrealized Appreciation on Investments	3,958,267	2,405,921
Increase in Net Assets from Operations	7,723,089	4,136,771
From Distributions to Shareholders:
Net Investment Income
Investor Shares	(1,070,796)	(132,315)
Class C	(7,739)	-
Net Realized Gain from Security Transactions
Investor Shares	(2,085,913)	(347,679)
Class C	(175,912)	(18,240)
Change in Net Assets from Distributions	(3,340,360)	(498,234)
From Capital Share Transactions:
Proceeds From Sale of Shares
Investor Shares	31,349,299	86,908,161
Class C	1,131,617	5,036,849
Proceeds From Redemption Fees (Note 2)
Investor Shares	11,386	19,259
Class C	-	599
Shares Issued on Reinvestment of Dividends
Investor Shares	2,389,349	358,328
Class C	182,150	18,240
Cost of Shares Redeemed
Investor Shares	(39,536,991)	(16,750,703)
Class C	(1,997,335)	(283,273)
Net Increase/(Decrease) from Shareholder Activity	(6,470,525)	75,307,460
Net Increase/(Decrease) in Net Assets	(2,087,796)	78,945,997
Net Assets at Beginning of Period	108,177,694	29,231,697
Net Assets at End of Period (Including Accumulated Undistributed	$106,089,898	$108,177,694
Net Investment Income of $284,729 and $497,517, respectively)
Share Transactions:
Issued
Investor Shares	1,703,117	4,975,880
Class C	61,970	287,779
Reinvested
Investor Shares	134,309	20,256
Class C	10,361	1,043
Redeemed
Investor Shares	(2,143,310)	(941,173)
Class C	(109,280)	(16,068)
Net Increase/(Decrease) in Shares	(342,833)	4,327,717
Shares Outstanding at Beginning of Period	6,005,355	1,677,638
Shares Outstanding at End of Period	5,662,522	6,005,355

The accompanying notes are an integral part of these financial statements.

2013 Annual Report 12

Castle Focus Fund

Financial Highlights - Investor Shares
Selected data for a share outstanding throughout the period:	7/1/2012	7/1/2011	7/1/2010*
	to	to	to
	6/30/2013	6/30/2012	6/30/2011
Net Asset Value -
Beginning of Period	$18.04	$17.44	$15.00
Net Investment Income/(Loss) (a)	0.16	0.14	0.15
Net Gains or Losses on Securities
(realized and unrealized)	1.17	0.56	2.30
Total from Investment Operations	1.33	0.70	2.45
Proceeds from Redemption Fees	- +	- +	- +
Distributions (From Net Investment Income)	(0.21)	(0.03)	(0.01)
Distributions (From Capital Gains)	(0.40)	(0.07)	- +
Total Distributions	(0.61)	(0.10)	(0.01)
Net Asset Value -
End of Period	$18.76	$18.04	$17.44
Total Return (b)	7.57%	4.04%	16.34%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$98,961	$100,668	$26,624
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.58%	1.58%	1.58%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.68%	0.63%	0.86%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.37%	1.45%	1.58%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.89%	0.76%	0.86%
Portfolio Turnover Rate	25.89%	24.38%	39.80%

Castle Focus Fund

Financial Highlights - Class C
Selected data for a share outstanding throughout the period:	7/1/2012	7/1/2011	7/1/2010*
	to	to	to
	6/30/2013	6/30/2012	6/30/2011
Net Asset Value -
Beginning of Period	$17.73	$17.29	$15.00
Net Investment Income/(Loss) (a)	(0.02)	(0.04)	(0.03)
Net Gains or Losses on Securities
(realized and unrealized)	1.15	0.55	2.32
Total from Investment Operations	1.13	0.51	2.29
Proceeds from Redemption Fees	-	- +	-
Distributions (From Net Investment Income)	(0.02)	-	-
Distributions (From Capital Gains)	(0.40)	(0.07)	- +
Total Distributions	(0.42)	(0.07)	-
Net Asset Value -
End of Period	$18.44	$17.73	$17.29
Total Return (b)	6.50%	2.98%	15.27%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$7,129	$7,510	$2,608
Before Reimbursement
Ratio of Expenses to Average Net Assets	2.58%	2.58%	2.58%
Ratio of Net Investment Income/(Loss) to Average Net Assets	-0.31%	-0.36%	-0.19%
After Reimbursement
Ratio of Expenses to Average Net Assets	2.37%	2.45%	2.58%
Ratio of Net Investment Income/(Loss) to Average Net Assets	-0.11%	-0.23%	-0.19%
Portfolio Turnover Rate	25.89%	24.38%	39.80%

* Commencement of operations.
+ Amount was less than $0.005 per share.
(a) Based on Average Shares Outstanding.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

2013 Annual Report 13

NOTES TO THE FINANCIAL STATEMENTS
CASTLE FOCUS FUND
June 30, 2013

1.) ORGANIZATION
Castle Focus Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on June 28, 2010. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. Prior to March 5, 2010, the Trust was named Wireless Fund. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of June 30, 2013, there were nine series authorized by the Trust. The Fund commenced operations on July 1, 2010. The Fund currently offers Investor Shares and Class C Shares. The classes differ principally in their respective distribution expenses and service arrangements as well as their respective sales charge structure. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Investor Shares of the Fund are sold at the net asset value (the “NAV”) without an initial sales charge and are not subject to 12b-1 distribution fees. Additionally, Class C Shares may be subject to a contingent deferred sales charge (“CDSC”) as described in Note 2 and 12b-1 distribution fees as described in Note 5. The Fund's investment objective is to seek long-term capital appreciation. The Investment Adviser to the Fund is Castle Investment Management, LLC (the “Adviser”) and the Sub-Adviser to the Fund is St. James Investment Company, LLC (the “Sub-Adviser”). Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION:
The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended June 30, 2013, proceeds from redemption fees were $11,386 and $0 for Investor Shares and Class C, respectively. Class C Shares of the Fund, may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2011), or expected to be taken on the Fund’s 2012 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the fiscal year ended June 30, 2013, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing

2013 Annual Report 14

Notes to the Financial Statements - continued

of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund. As of June 30, 2013, $3,536 of accumulated undistributed net investment income was reclassified to accumulated undistributed net realized gains on investments.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchases are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

ALLOCATION OF EXPENSES:
Expenses incurred by the Trust that don’t relate to a specific fund of the Trust are allocated pro-rata to the funds based on the total number of funds in the Trust at the time the expense was incurred or by another appropriate method. Class specific expenses are borne by each specific class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes based on the basis of relative net assets.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and closed-end funds). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a long security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the long security. To the extent these securities are actively traded and valuation adjustments are not applied, they are classi-

2013 Annual Report 15

Notes to the Financial Statements - continued

fied in level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2013:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$69,828,475	$0	$0	$ 69,828,475
Closed-End Funds	5,734,400	0	0	5,734,400
Money Market Funds	30,349,954	0	0	30,349,954
Total	$105,912,829	$0	$0	$105,912,829

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the fiscal year ended June 30, 2013. There were no transfers into or out of the levels during the fiscal year ended June 30, 2013. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in derivative instruments during the fiscal year ended June 30, 2013.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT
The Fund entered into an Investment Management Agreement with Castle Investment Management, LLC as the investment adviser of the Fund. Under the terms of the Investment Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Trustees. The Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For its services, the Adviser receives a fee of 1.00% per year of the average daily net assets of the Fund. The Sub-Adviser of the Fund has responsibility for providing investment ideas and recommendations for the assets of the Fund, subject to the supervision of the Adviser. As full compensation for all services rendered, including investment ideas and recommendations for the assets of the Fund, the Adviser pays the Sub-Adviser a sub-advisor fee. For the fiscal year ended June 30, 2013, the Adviser received management fees totaling $1,067,806. At June 30, 2013, the Fund owed $87,082 to the Adviser.

The Fund also has a Services Agreement with the Adviser (the "Services Agreement"), under which the Fund pays the Adviser. Under the Services Agreement, the Adviser shall supervise the Fund’s business affairs. In addition, to the extent not otherwise provided by other parties under agreements with the Trust, the Adviser shall supply: (i) non-investment related statistical and research data; (ii) the services of a Chief Compliance Officer for the Trust and (iii) executive and administrative services. The Adviser shall also assist with and/or supervise the preparation by the Trust’s administrator, transfer agent, and/or auditors of: (i) tax returns; (ii) reports to shareholders of the Fund; (iii) reports to, and filings with, the Securities and Exchange Commission, state securities commissions and Blue Sky authorities including preliminary and definitive proxy materials and post-effective amendments to the Trust’s registration statement; and (iv) necessary materials for meetings of the Trust’s Board of Trustees. The Adviser shall provide personnel to serve as officers of the Trust if so elected by the Trustees. Executive and administrative services include, but are not limited to, the coordination of all third parties furnishing services to the Fund, review of the books and records of the Fund maintained by such third parties, and the review and submission to the officers of the Fund for their approval, of invoices or other requests for payment of Fund expenses; and such other action with respect to the Fund as may be necessary in the opinion of the Adviser to perform its duties. For its services, the

2013 Annual Report 16

Notes to the Financial Statements - continued

Adviser receives a service fee equal to 0.58% of the average daily net assets of the Fund. For the fiscal year ended June 30, 2013, the Adviser earned service fees of $619,328. At June 30, 2013, the Fund owed the Adviser service fees of $30,478. Effective October 29, 2012 the Adviser has contractually agreed to waive Services Agreement fees by 0.23% of its average daily net assets through October 31, 2013. The Services Agreement fee waiver will automatically terminate on October 31, 2013 unless it is renewed by the Adviser. Prior to October 29, 2012, the Adviser had contractually agreed to waive Service Agreement fees by 0.16% . A total of $220,373 was waived for the fiscal year ended June 30, 2013.

5.) DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the Class C Shares of the Fund. Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's Class C Shares. This Plan provides that the Fund will pay the annual rate of 1.00% of the average daily net assets of the Fund's Class C Shares for activities primarily intended to result in the sale of those shares. These activities include payment to entities for providing distribution and shareholder servicing with respect to the Fund's shares. The 1.00% for the Class C Shares is comprised of a 0.25% service fee and a 0.75% distribution fee. The Fund incurred distribution and service (12b-1) fees of $77,223 for Class C Shares, during the fiscal year ended June 30, 2013. At June 30, 2013 the Fund owed distribution and service (12b-1) fees of $19,504 for Class C Shares.

During the fiscal year ended June 30, 2013, the Adviser received $2,255 resulting from CDSC fees incurred by Class C shareholders.

6.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as a trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator by the Adviser.

The Trustees who are not interested persons of the Fund were paid a total of $1,000 each in Trustees’ fees for the fiscal year ended June 30, 2013 by the Adviser.

7.) INVESTMENT TRANSACTIONS
For the fiscal year ended June 30, 2013, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $20,900,628 and $40,579,317, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of securities owned at June 30, 2013 was $99,313,672.

At June 30, 2013, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$11,246,636	($4,647,479)	$6,599,157

As of June 30, 2013, the primary difference between book and tax net appreciation was the tax deferral of $504,833 of post-October losses.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2013, Charles Schwab & Co., Inc. located at 211 Main Street, San Francisco, California, beneficially held for the benefit of its customers, in the aggregate, 25.94% of Investor Shares. The Trust does not know whether the foregoing entity or any of the underlying beneficial holders owned or controlled 25% or more of the voting securities of the Fund. Accordingly, it is not known whether Charles Schwab & Co., Inc. or any of the underlying accounts could be deemed to control the Fund.

9.) DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares paid a distribution on December 20, 2012 to the shareholders of record on December 19, 2012 of which $0.2077 per share was paid from net investment income, $0.1180 per share was paid from long-term capital gain and $0.2866 per share was paid from short-term capital gain.

2013 Annual Report 17

Notes to the Financial Statements - continued

Investor Shares distributions paid from:
	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2013	June 30, 2012
Ordinary Income	$ 1,070,796	$ 132,315
Short-term Capital Gain	1,477,566	347,679
Long-term Capital Gain	608,347	0
	$ 3,156,709	$ 479,994

Class C also paid distributions on December 20, 2012 to the shareholders of record on December 19, 2012 of which $0.0178 per share was paid from net investment income, $0.1180 per share was paid from long-term capital gain and $0.2866 per share was paid from short-term capital gain.

Class C distributions paid from:
	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2013	June 30, 2012
Ordinary Income	$ 7,739	$ 0
Short-term Capital Gain	124,608	18,240
Long-term Capital Gain	51,304	0
	$ 183,651	$ 18,240

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 284,729
Undistributed long-term capital gain/(accumulated losses)	2,335,498
Unrealized appreciation/(depreciation) - net	6,599,157
$ 9,219,384

10.) RECENT ACCOUNTING PRONOUNCEMENT
In January, 2013, the FASB issue ASU No. 2013-01 "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" in GAAP and International Reporting Financial Standards ("IFRS"). ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure about derivative instruments that are offset in a reporting entity's Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement ("MNA"). Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amount offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) the net amount presented in the Statement of Assets and Liabilities, d) the amount subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013. Management has evaluated and concluded that there is no impact of the ASU on the financial statements of the Fund for the six month period ended June 30, 2013.

ADDITIONAL INFORMATION
June 30, 2013
(Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT

On June 13, 2013, the Board of Trustees (the "Board") considered the approval of the continuation of the Investment Advisory Agreement between the Trust and Castle Investment Management, LLC (the "Adviser") on behalf of the Castle Focus Fund (the "Fund") and the Sub-Advisory Agreement between the Adviser and St. James Investment Company, LLC (the "Sub-Adviser") (collectively, the "Agreements").

In approving the Agreements, the Board of Trustees considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser to the Fund (ii) the investment performance of the Fund, the Adviser and the Sub-Adviser; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and the Sub-Adviser and their respective affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) the Adviser's and the Sub-Adviser's practices regarding possible conflicts of interest.

2013 Annual Report 18

Additional Information (Unaudited) - continued

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreements, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser and the Sub-Adviser; (ii) assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Adviser's and the Sub-Adviser's investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund, the Adviser and the Sub-Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADVs of the Adviser and the Sub-Adviser; (vii) information on relevant developments in the mutual fund industry and how the Fund and/or the Adviser and the Sub-Adviser are responding to them; and (viii) a memorandum from Legal Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreements, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser and the Sub-Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; and (iii) benefits to be realized by the Adviser and the Sub-Adviser from their relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreements and each Trustee may have afforded different weight to the various factors.

1. Nature, Extent and Quality of the Services Provided by the Adviser and the Sub-Adviser
In considering the nature, extent, and quality of the services provided by the Adviser and the Sub-Adviser, the Trustees reviewed the responsibilities of the Adviser and the Sub-Adviser under the Agreements. The Trustees reviewed the services being provided by the Adviser and the Sub-Adviser including, without limitation: the quality of investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the Fund's investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements. The Trustees reflected on their discussions with representatives from the Adviser and the Sub-Adviser in regards to certain aspects of their respective compliance policies and procedures and compliance issues they had encountered during the previous year, as well as their general discussion on the compliance culture at the Adviser and the presentation by the Adviser's chief compliance officer. The Trustees considered the coordination of services for the Fund among the Adviser and the service providers and the Independent Trustees; and the efforts of the Adviser to promote the Fund and grow its assets. The Trustees noted the Adviser's and the Sub-Adviser's continuity of, and commitment to retain, qualified personnel and to maintain and enhance its resources and systems; and the continued cooperation with the Independent Trustees and Legal Counsel for the Fund. The Trustees evaluated the Adviser's and the Sub-Adviser's personnel, including the education and experience of its personnel. After reviewing the foregoing information and further information in the materials provided by the Adviser and the Sub-Adviser (including the Adviser's and the Sub-Adviser's Form ADVs), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser and the Sub-Adviser were satisfactory and adequate for the Fund.

2. Investment Performance of the Fund, the Adviser and the Sub-Adviser
In considering the investment performance of the Fund, the Adviser and the Sub-Adviser, the Trustees compared the short-term and since inception performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. The Trustees noted that the Adviser did not manage any other accounts other than the Fund. As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to a group of funds of similar size, style and objective, categorized by Morningstar (the "Peer Group"). All performance data was through the period ended April 30, 2013. The Trustees noted that for the 12 month period ended April 30, 2013, the Fund underperformed its Peer Group average and its benchmark index. The Trustees also noted that the Fund underperformed its benchmark index for the since inception period. The Trustees reflected on conversations with representatives of the Adviser and the Sub-Adviser on the investment philosophy of the Fund being geared toward longer-term performance and that the Fund may not perform as well as its peers in up markets. After reviewing and discussing the investment performance of the Fund further, the Adviser's and the Sub-Adviser's experience managing the Fund, their historical investment performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund, the Adviser and the Sub-Adviser was satisfactory.

2013 Annual Report 19

Additional Information (Unaudited) - continued

3. Costs of the Services to be provided and profits to be realized by the Adviser and the Sub-Adviser
In considering the costs of the services to be provided and profits to be realized by the Adviser and the Sub-Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser's and the Sub-Adviser's financial condition and the level of commitment to the Fund and the Adviser by the principals of the Adviser; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory and sub-advisory fee payments. The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Adviser and the Sub-Adviser in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees reviewed the fees under the Agreements compared to other mutual funds with similar investment objectives and asset levels and noted that the expense ratio of 1.39% for Investor Class Shares and 2.39% for Class C Shares were above the Peer Group average of 1.25% . The Trustees also considered the fees assessed by the Sub-Adviser relative to the fees they assessed to their other separate account clients. The Investor Class Shares expense ratio was within the range of the Peer Group and the Class C Shares were at the high end of the Peer Group. It was also noted that Class C Shares had significantly less assets than the Peer Group average. The Trustees also reviewed the management fee of 1.00% as compared to the Peer Group Average of 0.63% . The Trustees recognized that the Adviser instituted a 0.23% waiver of its fees under the Services Agreement with the Trust effective October 29, 2012 which is recognized in the current expense ratio. The Trustees also noted that under the contractual arrangements with the Adviser, the Adviser was required to pay most of the Fund's operating expenses. Based on the foregoing, the Board concluded that the fees to be paid to the Adviser (and in turn the Adviser's payment to the Sub-Adviser) and the profits to be realized by the Adviser and the Sub-Adviser, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and the Sub-Adviser.

4. Economies of Scale
The Trustees next considered the impact of economies of scale on the Fund's size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors. The Trustees considered that while the management fee remained the same at all asset levels, the Fund's shareholders had experienced benefits from the fact that the Adviser was obligated to pay certain of the Fund's operating expenses which had the effect of limiting the overall fees paid by the Fund. The Trustees also recognized that the Adviser instituted a 0.23% waiver of its fees under the Services Agreement. The Trustees also noted that the contractual arrangements with the Trust required that the Adviser effectively cap the expenses of the Fund, which has a similar effect as breakpoint. The Trustees also noted that the fees payable to the Sub-Adviser were paid from the overall amount paid to the Adviser and, as a result, asset growth would not result in economies of scale for shareholders of the Fund with respect to that fee. In light of its ongoing consideration of the Fund's asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund's fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and the Sub-Adviser.

5. Possible conflicts of interest and benefits to the Adviser
In considering the Adviser's and the Sub-Adviser's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of the Adviser's and the Sub-Adviser's respective codes of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to the Adviser's and the Sub-Adviser's potential conflicts of interest. The Trustees also considered the Sub-Adviser's practices regarding brokerage and portfolio transactions, including particularly the Sub-Adviser's practice for seeking best execution for the Fund's portfolio transactions and noted that the Sub-Adviser does not utilize soft dollars. The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid. The Trustees noted the potential benefit of additional public exposure of the Sub-Adviser based on marketing that is done for the Fund. No other potential benefits (other than the management and sub-advisory fees) were identified by the Trustees. Based on the foregoing, the Board determined that the Adviser's and the Sub-Adviser's standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Next, the Independent Trustees met in executive session to discuss the approval of the continuation of the Agreements. The officers of the Trust were excused during this discussion. Upon reconvening, it was the Board's consensus (including a majority of the independent Trustees) that the fees to be paid to the Adviser and Sub-Adviser, pursuant to the Agreements, were reasonable, that the overall arrangements provided under the terms of the Agreements were reasonable and within a range of what could have been negotiated at arms-length in light of all surrounding circumstances, including such services to be rendered and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.

2013 Annual Report 20

Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Ste 800 Cleveland, Ohio 44115 www.cohenfund.com	216.649.1700 216.579.0111 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Castle Focus Fund (a series of PFS Funds)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Castle Focus Fund (the "Fund"), a series of PFS Funds, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Castle Focus Fund as of June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
August 28, 2013

2013 Annual Report 21

Trustees and Officers
(Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-877-743-7820. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

				Number of	Other
			Principal	Portfolios In	Directorships
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Held By
Address(1),	Held With	and Length of	During	Complex	Trustee or
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Officer
Trustee

Ross C. Provence(3),	President	Indefinite Term;	General Partner and Portfolio	N/A	Blue Chip
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital		Investor Funds,
			Management, LP (1995 to current).		PFS Funds
			Estate planning attorney (1963 to		(January 2000 -
			current).		May 2013)

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	General Partner and Portfolio	9	Blue Chip
Year of Birth:1969	Secretary	Since 2000	Manager for Value Trend Capital		Investor Funds,
	and		Management, LP (1995 to current).		Sycuan Funds
	Treasurer		CEO, Premier Fund Solutions, Inc.
(2001 to current).

Julian G. Winters,	Chief	Chief	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Compliance	Solutions LLC (investment compli-
	Officer	Officer Since	ance and consulting) since March
		2010	2007.

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.
(2) Jeffrey R. Provence is considered "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his position with the Trust.
(3) Ross C. Provence resigned from the Board of Trustees on May 17, 2013. Mr. Ross C. Provence is the father of Mr. Jeffrey R. Provence.

Independent Trustees

				Number of	Other
			Principal	Portfolios In	Directorships
Name,	Position	Term of Office	Occupation(s)	Fund	Held By
Address(1),	Held With	and Length of	During	Complex	Trustee or
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Officer
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	9	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Co-owner of Stebleton & Brown	9	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	(1994 to Current). Estate planning		Investor Funds,
			and business attorney (1970 to cur-		Sycuan Funds
rent).

George Cossolias, CPA,	Independent	Indefinite Term;	Owner of George Cossolias &	9	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	Company, CPAs (1972 to current).		Investor Funds,
			President of Lubrication Specialists,		Sycuan Funds,
			Inc. (1996 to current).		Temecula
Valley Bank

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2013 Annual Report 22

Investment Adviser
Castle Investment Management, LLC

Sub-Adviser
St. James Investment Company, LLC

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM

Custodian
US Bank N.A.

Distributor
Rafferty Capital Markets, LLC

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the Castle
Focus Fund. This report is not intended for distribution to prospective investors in the
Fund, unless preceded or accompanied by an effective prospectus.

Castle Focus Fund
210 N. Lee Street, Suite 105
Alexandria, Virginia 22314
www.castleim.com
703-260-1921

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 6/30/13	FYE 6/30/12
Audit Fees	$14,250	$15,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,000
All Other Fees	$750	$850

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Semi-Annual Report Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 6/30/13	FYE 6/30/12
Registrant	$3,250	$2,850
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/30/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/30/13

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 8/30/13